HIPPO LACE LIMITED

INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Balance Sheets as of September 30, 2010 (Unaudited)	1
and March 31, 2010

Unaudited Consolidated Statements of Income and
Comprehensive Income for the Six-Months Ended September 30, 2010
and for the Period from December 11, 2009 (Inception) to March 31, 2010	2

Unaudited Consolidated Statement of Stockholder’s Equity
for the Six-Months Ended September 30, 2010 and for the Period from December 11, 2009 (Inception) to March 31, 2010	3

Unaudited Consolidated Statements of Cash Flows
for the Six-Months Ended September 30, 2010 and for the Period from December 11, 2009 (Inception) to March 31, 2010	4 -5

Notes to the Consolidated Financial Statements (Unaudited)	6 – 18

HIPPO LACE LIMITED
CONSOLIDATED BALANCE SHEETS
(IN U.S. DOLLARS)

	September 30, 2010	March 31, 2010
	(Unaudited)
ASSETS
CURRENTS ASSETS
Cash	$ 11,939	$ 15,322
Due from related party	12,984	-
Accounts receivable	10,272	-
Other receivable	36,670	36,551
Inventories	1,788	2,604
Total current assets	73,653	54,477

Property and equipment	115,858	124,789
Security deposits	41,216	41,077
Goodwill	32,101	32,101

TOTAL ASSETS	$ 262,828	$ 252,444

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable	8,692	6,049
Income tax payable	5,309	2,421
Due to related party	14,558	8,812
Other payable	15,593	26,624
TOTAL CURRENT LIABILITIES	44,152	43,906

Stockholder's loan	202,686	196,266

TOTAL LIABILITIES	246,838	240,172

STOCKHOLDER'S EQUITY
Common stock (50,000 shares authorized without a par value;
1 share issued and outstanding)		1
Retained earnings	15,989	12,271
TOTAL STOCKHOLDER'S EQUITY	15,990	12,272

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 262,828	$ 252,444

See accompanying notes to unaudited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)
(IN U.S. DOLLARS)
	For the six months ended September 30,	For the period from December 11, 2009 (Date of inception) to March 31,
	2010	2010
	(Unaudited)

Sales	$ 189,375	$ 56,930

Cost of sales	(59,446)	(18,864)

Gross profit	129,929	38,066

OPERATING EXPENSES
Administrative and general expenses	(125,020)	(79,873)
TOTAL OPERATING EXPENSES	(125,020)	(79,873)

NET OPERATING INCOME/(LOSS) BEFORE INCOME TAXES	4,909	(41,807)

OTHER INCOME/(EXPENSES)
Other income	2,307	61,635
Other expenses	(610)	(5,136)
TOTAL OTHER (EXPENSES)/INCOME, NET	1,697	1,697

INCOME BEFORE INCOME TAXES	6,606	14,692

INCOME TAXES EXPENSES	(2,888)	(2,421)

NET INCOME AND COMPREHENSIVE INCOME	$ 3,718	$ 3,718

Earning per common share
Basic and fully diluted	$ 3,718	$ 12,271

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1	1

See accompanying notes to unaudited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010,
AND, FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION)
TO MARCH 31, 2010
(IN U.S. DOLLARS)

	Common Stock, with or without a par value			Total
			Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)
	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,271	12,271
Balance as of March 31, 2010	1	1	12,271	12,272

Net income for the period	-	-	3,718	3,718
Balance as of September 30, 2010	1	$ 1	$ 15,989	$ 15,990

See accompanying notes to unaudited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010,
(IN U.S. DOLLARS)

	For the six months ended September 30,	For the period from December 11, 2009 (Date of inception) to March 31,
	2010	2010
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 3,718	$ 12,271
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	12,040	4,241
Changes in operating assets and liabilities:
Due from related party	(12,984)	-
Account receivable	(10,272)	-
Other receivable	(119)	(36,304)
Inventories	816	1,545
Accounts payable	2,643	1,085
Income tax payable	2,888	2,421
Other payable	(11,031)	(11,054)
NET CASH USED IN OPERATING ACTIVITIES	(12,301)	(25,795)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of subsidiary	-	(182,982)
Cash acquired in acquisition of subsidiary	-	20,471
Proceeds from related party	5,746	7,528
(Payment of)/proceeds from security deposits	(139)	3,488
Purchase of property and equipment	(3,109)	(3,655)
NET CASH PROVIDED BY/(USED IN) INVESTING ACTIVITIES	2,498	(155,150)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	6,420	196,266
Cash received from issuance of common stock	-	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	6,420	6,420

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(3,383)	15,322

CASH AND CASH EQUIVALENTS
Beginning of period	15,322	-

End of period	$ 11,939	$ 15,322

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -	$ -
Cash paid for income taxes	$ -	$ -

See accompanying notes to unaudited consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 1 ORGANIZATION

Hippo Lace Limited (“the Company”) was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued for $1 to Mr. Gu Yao, who is the sole shareholder of the Company. The Company principally acts as an investing holding company.

In February 2010, the Company entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration of $182,982 was paid in full on February 17, 2010 and share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled in Hong Kong and its principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Hong Kong Dollar, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

(b)

Principles of Consolidation

The balance sheet, results of operations and cash flows of our wholly-owned subsidiary, Legend Sun Limited, have been included in our consolidated financial statements. All intercompany accounts and transactions have been eliminated

(c)

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Property and equipment

Property and equipment are stated in the balance sheet at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is calculated to write off the cost of assets over their estimated useful lives, using the straight line method, at the following annual rates :-

Furniture and equipment: 10% - 20%

Computer equipment: 10%

(e)

Inventories

Inventories consist of finished goods.  Inventories are measured at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

(f)

Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the period, there were no bad debts incurred. The Company’s management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management’s policy is to record reserve primarily on a specific identification basis.

(g)

Other receivable

Other receivables mainly consist of consultancy services income receivables.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(h)

Cash

Cash consist of cash on hand and at banks. Substantially all of the Company's cash deposits are held with financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

(i)

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in acquisition.  ASC-350-30-50 “Goodwill and Other Intangible Assets”, previously SFAS No. 142 requires the testing of goodwill and indefinite-lived intangible assets for impairment at least annually.  We test goodwill for impairment in the fourth quarter each year.  Goodwill impairment is computed using the expected present value of associated future cash flows.  There was no impairment of goodwill for the six months ended September 30, 2010 and period ended March 31, 2010.

(j)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

If long-lived assets are to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet.

Based on the Company’s assessment, there were no events or changes in circumstances that would indicate any impairment of long-lived assets as of September 30, 2010 and March 31, 2010.

(k)

Other payable

Other payable represents accrued payroll and expenses.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(l)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, trade and other receivables, trade and other payables, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of September 30, 2010 and March 31, 2010.

(m)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740“ Income Taxes”, which includes SFAS No. 109 "Accounting for Income Taxes," which is clarified by FASB Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(m)

Income Taxes (…/Cont’d)

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740, “Income Taxes”, which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

(n)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes rules for the reporting of comprehensive income and its components.  Comprehensive income consists of net income and foreign currency translation adjustments.

(o)

Revenue recognition

Revenue represented the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold. Franchise fee income on the sublicensing of the brand name and trademark “Caffe Kenon” is recognized after granted the non-exclusive rights and franchise to franchisee as the fee is non-refundable to and non-cancellable by the franchisee and the Company has no obligation to all costs, liability, expenses, and responsibilities for the franchise which are assumed by franchisee throughout the term.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

(q)

Segment information

ASC 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Company has only one segment, all of the Company's operations and customers are in Hong Kong and all incomes are derived from the provision of catering services. Accordingly, no geographic information is presented.

(r)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

As of September 30, 2010 and March 31, 2010, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(s)

Recently Issued Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on our financial statements. We do not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to our financial condition, results of operations, or disclosures.

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair Value Measurements and Disclosures. The guidance requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement. The guidance now requires a reporting entity to use judgment in determining the appropriate classes of assets and liabilities and to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009. As this standard relates specifically to disclosures, the adoption did not have a material impact on the Company’s condensed consolidated financial statements.

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not have a material impact on the Company’s condensed consolidated financial statements.

In March 2010, the FASB issued new accounting guidance, under ASC Topic 605 on Revenue Recognition.  This standard provides that the milestone method is a valid application of the proportional performance model for revenue recognition if the milestones are substantive and there is substantive uncertainty about whether the milestones will be achieved.  Determining whether a milestone is substantive requires judgment that should be made at the inception of the arrangement.  To meet the definition of a substantive milestone, the consideration earned by achieving the milestone (1) would have to be commensurate with either the level of effort required to achieve the milestone or the enhancement in the value of the item delivered, (2) would have to relate solely to past performance, and (3) should be reasonable relative to all deliverables and payment terms in the arrangement.  No bifurcation of an individual milestone is allowed and there can be more than one milestone in an arrangement.  The standard is effective for interim and annual periods beginning on or after June 15, 2010. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

Note 3 BUSINESS ACQUISITION

In February 2010, the Company entered into a sale and purchase agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire its wholly owned subsidiary, Legend Sun Limited. Pursuant to the sale and purchase agreement, the Company agreed to pay total consideration of $182,982 (approximate HK$1,425,024) in exchange for 100% ownership of Legend Sun. Legend Sun is a Hong Kong company and it principally engages in provision of catering services in Hong Kong. The fair values of the assets acquired and liabilities assumed at the date of acquisition as determined in accordance with ASC 805, and the purchase price allocation at the date of acquisition, were as follows:

Cash and cash equivalents	$ 20,471
Other current assets	48,959
Property, plant and equipment	125,375
Goodwill	32,101
Current liabilities	(43,924)
Total purchase price	$ 182,982

NOTE 4 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods for catering services.

NOTE 5 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company's wholly owned subsidiaries in Hong Kong. Property and equipment as of September 30, 2010 and March 31, 2010 are summarized as follows:

	September 30, 2010 (Unaudited)	March 31, 2010
Furniture & equipment	$ 50,065	$ 46,956
Leasehold improvement	86,001	86,001
Computer equipment	7,066	7,066
	_________________	________________
Total	143,132	140,023
Accumulated depreciation	(27,274)	(15,234)
Balance as at period ended	$ 115,858	$ 124,789

Depreciation expense for the six months period ended September 30, 2010 and for the period from inception to March 31, 2010 were $12,040 and $4,241, respectively.

NOTE 6 SECURITY DEPOSITS

Security deposits represent the followings:

	September 30, 2010 (Unaudited)	March 31, 2010
Security deposits paid to landlord for lease of building	$ 35,888	$ 35,888
Utility deposits	4,367	4,367
Sundry deposits	961	822
	$ 41,216	$ 41,077

NOTE 7 STOCKHOLDER’S EQUITY AND RETAINED EARNINGS

The Company was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued at $1 to Mr. Gu Yao, who is the sole shareholder of the Company.

	September 30, 2010 (Unaudited)	March 31, 2010
Authorized capital:- 50,000 ordinary shares, with or without par value	Nil	Nil

Issued and outstanding:- 1 ordinary share at $1	$ 1	$ 1

NOTE 8 SALES

Sales represent the followings:

	Six months ended September 30, 2010 (Unaudited)	December 11, 2009 (Inception) through March 31, 2010
Food and beverage income	$ 167,223	$ 56,930
Franchise fee income	22,152	-
Total	$ 189,375	$ 56,930

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 9 FRANCHISE ARRANGEMENTS

Franchise arrangements include payment of franchise fee payable on anniversary basis and continuing monthly management fee base upon a percent of franchisees’ net profit after tax to the Company throughout the term of franchise.  Under this arrangement, two franchise agreements are entered in March and April 2010 respectively in which franchisees are granted the right to operate a café bistro using the brand name “Caffe Kenon” for a term of 3 years.  Franchise fee income on the sublicensing of the brand name and trademark “Caffe Kenon” is recognized upon the granting of the  non-exclusive rights  to the franchisee as the fee is non-refundable to and non-cancellable by the franchisee and the Company has no further obligations since they are all assumed  by franchisee throughout the term.  The franchisees pay related occupancy costs including rent, property management fee and government rent and rates, insurance and maintenance.  Franchisor has no obligation to any legal consequences arose from what the franchisee assumed.

The franchisee has the right to renew for one additional term equal to the initial term granted under Franchisor’s franchise agreement after expiration  of the initial term provided that franchisee has, during the term of the agreement, substantially complied with all its provisions.  Franchisee must pay Franchisor, three months prior to the date of renewal, a renewal fee to be agreed between Franchisee and Franchisor.

Revenues from franchised Caffe Kenon are as follows:

	Six months ended September 30, 2010 (Unaudited)	December 11, 2009 (Inception) through March 31, 2010
Franchise fee income	$22,152	$ -

Future minimum franchise fee payments due to the Company under existing franchise arrangements are:

Year Ended March 31,

2011	$22,152
2012	22,152
Total	$ 44,304

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 10 INCOME TAX

All of the Company’s income tax is generated in Hong Kong.

A reconciliation of the expected income tax expense to the actual income tax expense is as follows:

	Six months ended September 30, 2010 (Unaudited)	December 11, 2009 Inception through March 31, 2010
Income before tax HK income tax rate Expected income tax expenses calculated at HK income tax rate	$ 6,606 16.5% 1,090	$ 14,692 16.5% 2,424
Temporary difference	1,798	(3)
Actual income tax expense	$ 2,888	$ 2,421

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 11 OPERATING LEASE COMMITMENTS

The Company entered into a tenancy agreement in 2009 to lease premises for operation of our owned restaurant for a term of 5 years from June 1, 2009 to May 31, 2014 at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

At the balance sheet date, the total future minimum lease payments under non-cancellable operating lease in respect of leased premises are payable as follows:-

Year ended March 31,
2011	$ 46,302
2012	92,602
2013	15,433
Total	$ 154,337

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 12 RELATED PARTY TRANSACTIONS

Balance with related party

	September 30, 2010 (Unaudited)	March 31, 2010
Stockholder’s loan: - Gu Yao, stockholder Due from related party: - Beijing Kenon Bistro Catering Limited (“BJ Kenon”) (Under common control of Gu Yao)	$ 202,684 $ 12,984	$196,266 $ -
Due to related party: - Sizegenic Holdings Limited (“Sizegenic”) (Under common control of Cheung Ming)	$ 14,558	$8,812

The stockholder’s loan mainly represents the loan advance to the Company by Gu Yao for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

The Company had receivables and payables from/to related parties. The receivables from BJ Kenon represents the first year annual franchise fee income pursuant to the franchise agreement for a term of 3 years entered on April 1, 2010.

The payables to Sizegenic as of March 31, 2010 and September 30, 2010  mainly represents  franchise  fee expenses pursuant to the related franchise agreements in place. .

NOTE 13 CERTAIN RISK AND CONCENTRATION

Credit risk

As of September 30, 2010 and March 31, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the periods presented.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

NOTE 14 SUBSEQUENT EVENT

On February 10, 2011, the Company and the sole shareholder Mr. Gu Yao entered into Share Exchange Agreement with Studio II Brands, INC. (“Studio II”), a Florida corporation whereby Studio II agreed to issue 2,291,100 shares of the common stock to Mr. Gu Yao to acquire all of the issued and outstanding shares of common stock of the Company. Upon consummation of the transaction, Studio II would become the ultimate holding entity of the Company.  The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.